Exhibit 99.2

Please see Ecolab ’ s news release dated April 26, 2022 for additional information, including discussion on the use of certain non - GAAP financial measures. First Quarter 2022 Teleconference Supplemental Data

Please see Ecolab’s news release dated April 26, 2022 for additional information, including discussion on the use of certain non - GAAP financial measures. .. Cautionary Statement 2 Forward - Looking Information This communication contains forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward - looking statements include, but are not limited to, statements regarding COVID - 19 pandemic trends, global economic recovery, delivered product cost inflation, pricing actions, volume growth, cost savings and pr oductivity improvements, and our financial and business performance and prospects, including sales and earnings. These statements are ba sed on the current expectations of management. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward - looking statements. In particular, with respect to the pandemic, numerous factors will determine the extent of the impact on our business, including the severity of the disease, the duration of the outbreak, the acceptance, distribution and effica cy of vaccines, the likelihood of a resurgence of the outbreak, including as a result of emerging variants, actions that may be taken by gove rnm ental authorities intended to minimize the spread of the pandemic, including vaccination mandates, or to stimulate the economy, and ot her unintended consequences. Additional risks and uncertainties are set forth under Item 1A of our most recent Form 10 - K, and our other public filings with t he Securities and Exchange Commission (“SEC”), and include the effects and duration of the COVID - 19 pandemic, including the impact of vaccinat ion mandates; difficulty in procuring raw materials or fluctuations in raw material costs; the vitality of the markets we serve; the impact of economic factors such as the worldwide economy, capital flows, interest rates, foreign currency risk, and reduced sales and e arn ings in our international operations resulting from the weakening of local currencies versus the U.S. dollar; information technology inf rastructure failures or breaches in data security; our ability to attract, retain and develop high caliber management talent to lead our bu siness and successfully execute organizational change and changing labor market dynamics in the wake of the COVID - 19 pandemic; exposure to global economic, political and legal risks related to our international operations, including the impact of sanctions or othe r a ctions taken by the U.S. or other countries, and retaliatory measures taken by Russia in response, in connection with the conflict in Ukraine ; a nd other uncertainties or risks reported from time to time in our reports to the SEC. In light of these risks, uncertainties and factors, the forward - looking events discussed in this communication may not occur. We caution that undue reliance should not be placed on forward - loo king statements, which speak only as of the date made. Ecolab does not undertake, and expressly disclaims, any duty to update any for ward - looking statement, except as required by law. Non - GAAP Financial Information This communication includes Company information that does not conform to generally accepted accounting principles (GAAP). Management believes that a presentation of this information is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial result s o f the Company. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. Reconciliations of our non - GAAP measures included withi n this presentation are included in the “Non - GAAP Financial Measures” section of this presentation.

Please see Ecolab’s news release dated April 26, 2022 for additional information, including discussion on the use of certain non - GAAP financial measures. .. 3  Overview ▪ Continued strong double - digit sales growth, driven by accelerating pricing and further new business wins, overcame continued substantial delivered product cost inflation and unfavorable currency translation in a rapidly changing global operating environment to deliver the adjusted diluted earnings per share gain.  Sales: ▪ Sales growth accelerated from the fourth quarter 2021 with reported sales +13% and acquisition adjusted fixed currency sales +12% from the year - ago period. ▪ Achieved double - digit growth in the Institutional & Specialty, Industrial and Other segments, while acquisition adjusted Healthcare & Life Sciences segment sales declined versus very strong COVID - related demand in the year - ago period.  Earnings: ▪ Reported diluted EPS $0.60, - 10% versus last year. ▪ Adjusted diluted EPS excluding special gains and charges and discrete tax items were $0.82, +1%. Adjusted diluted EPS includes $0.06 per share of Purolite amortization. Currency was an unfavorable $0.03 per share. ▪ The earnings increase reflects accelerating pricing and volume growth, which overcame substantial incremental increases in delivered product costs following the start of the war in Eastern Europe and further headwinds from unfavorable currency translation.  Outlook: ▪ For the full year 2022, we believe our strong pricing, volume gains and cost efficiency actions will deliver continued strong sales gains for the full year with adjusted diluted earnings per share growth reaching low - teens levels. ▪ For the second quarter, we expect our combined pricing actions (which include our ongoing structural pricing and the energy surcharge), along with strong volume growth and long - term productivity improvements, to yield second quarter adjusted diluted earnings per share approaching last year’s $1.22. 1Q 2022 Overview

Please see Ecolab’s news release dated April 26, 2022 for additional information, including discussion on the use of certain non - GAAP financial measures. .. -100% -80% -60% -40% -20% 0% 20% Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21 Sep-21 Oct-21 Nov-21 Dec-21 Jan-22 Feb-22 Mar-22 US EU China 4  Restaurants and lodging: The recovery in U.S. and Europe restaurant and hotel traffic slowed early in the quarter as the rapid rise in new COVID infections in January impacted business activity. ▪ U.S. full - service in - unit traffic averaged 62% of 2019 levels in 1Q, down from 4Q levels of 70%. ▪ U.S. quickservice traffic softened versus 4Q levels. ▪ Europe foodservice trends softened versus 4Q levels. ▪ Global lodging room demand was generally stable versus 4Q levels. 1 Q 2022 Environment Sources: NPD/Crest, Smith Travel. QSR foot traffic includes take - out. US Full Service Restaurant In - unit Foot Traffic vs 2019 Industry data US Quickservice Restaurant Traffic vs 2019 Lodging Rooms Sold vs 2019 -30% -20% -10% 0% 10% Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21 Sep-21 Oct-21 Nov-21 Dec-21 Jan-22 Feb-22 Mar-22 -100% -80% -60% -40% -20% 0% 20% Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21 Sep-21 Oct-21 Nov-21 Dec-21 Jan-22 Feb-22 Mar-22

Please see Ecolab’s news release dated April 26, 2022 for additional information, including discussion on the use of certain non - GAAP financial measures. .. 5 2022 Outlook  We assume continued, if uneven, global economic growth in 2022 as global COVID impacts generally move behind us. In this rapidly changing environment, we remain focused on continuing to drive strong new business gains, pricing, and margin improvement. While we expect the impact of substantial raw material and cost inflation to increase further in the second quarter and remain high for the balance of the year, we are also very pleased with our progress on structural pricing, and now expect it to be in the 6% to 7% range for the balance of the year. In addition, to offset the rapid rise in energy costs following the start of the war in Eastern Europe thus impacting the full second quarter, we have begun to roll out a global temporary energy surcharge of up to 12%, which is expected to develop progressively over the next several months. ▪ 2Q 2022: Despite the substantial cost headwinds, we expect our combined pricing actions (which include our ongoing structural pricing and the energy surcharge), along with strong volume growth and long - term productivity improvements, to yield second quarter adjusted diluted earnings per share approaching last year’s $1.22. ▪ Full year 2022: Further, as our current pricing actions fully roll out through this summer, we believe they will result in accelerating earnings growth through the second half of the year and deliver low - teens growth in adjusted diluted earnings per share for the full year 2022.

Please see Ecolab’s news release dated April 26, 2022 for additional information, including discussion on the use of certain non - GAAP financial measures. .. 6 1Q 2022 Results *See “Non - GAAP Financial Measures” section of this presentation for corresponding reconciliations. (unaudited) (millions, except per share) 2022 Net sales $3,266.7 $2,885.0 13% $3,266.7 $2,885.0 13 % Operating income 254.5 297.3 -14% 331.5 329.7 1 % Net income attributable to Ecolab 171.9 193.6 -11% 236.5 233.9 1 % Diluted earnings per share Net income attributable to Ecolab $0.60 $0.67 -10% $0.82 $0.81 1% 2022 Net sales $3,255.4 $2,808.3 16% $3,255.4 $2,808.3 16 % Operating income 251.7 284.1 -11% 328.7 316.5 4 % Adjusted * First Quarter Ended March 31 Reported Adjusted * Public Currency Rates % Public Currency Rates % 2022 2021 Change 2021 Change Fixed Currency Rates * % Fixed Currency Rates % 2022 2021 Change 2021 Change

Please see Ecolab’s news release dated April 26, 2022 for additional information, including discussion on the use of certain non - GAAP financial measures. .. 7 1Q 2022 Sales Growth Detail Amounts in the tables above may reflect rounding. Acq./Div. Adj. excludes sales to ChampionX post - separation and Venezuela results. Fixed Rate Acq./Div. Adj. Global Industrial % Change % Change Consolidated % Change Water 12% 11% Volume & mix 7% Food & Beverage 10% 10% Pricing 5% Downstream 16% 16% Subtotal 12% Paper 16% 16% Acq./Div. 4% Total Global Industrial 12% 12% Fixed currency growth 16% Currency impact -2% Global Institutional & Specialty Total 13% Institutional 26% 26% Specialty 5% 5% Total Global Institutional & Specialty 19% 19% Global Healthcare & Life Sciences Healthcare -6% -9% Life Sciences 155% 2% Total Global Healthcare & Life Sciences 29% -7% Other Pest Elimination 11% 11% Textile Care 15% 15% Colloidal Technologies 3% 3% Total Other 12% 12% Total 16% 12%

1Q 2022 Income Statement / Margins

($ millions, unaudited)*	2022	% sales	2021	% sales	% change	Comments**
Gross Profit	**$1,193.3**	36.5%	$1,173.0	40.7%	2 %	Adjusted gross margins of 38.1% in 2022 and 41.3% in 2021 primarily reflected accelerating structural pricing that was more than offset by a 25% increase in delivered product costs.
SG&A	**914.7**	28.0%	862.9	29.9%	6 %	SG&A ratio improved 190 basis points as volume leverage and cost savings more than offset investments in the business.
Op. Income at fixed FX						
Global Industrial	**189.2**	12.2%	209.8	15.1%	-10 %	Margins declined as accelerating structural pricing and increased volume were more than offset by significantly higher delivered product costs and unfavorable mix.
Global Institutional & Specialty	**110.8**	11.0%	61.9	7.3%	79 %	Margins increased as strong volume growth and accelerating structural pricing overcame higher delivered product costs and sales force investments.
Global Healthcare & Life Sciences	**44.1**	12.2%	42.6	15.2%	4 %	The margin decrease primarily reflected the comparison to the very strong sales volume gain last year (when operating income grew 90%) and higher delivered product costs; these were partially offset by accelerating structural pricing.
Other	**37.2**	12.6%	32.3	12.2%	15 %	Margins increased as accelerating structural pricing overcame higher delivered product costs.
Subtotal at fixed FX	**381.3**	11.8%	346.6	12.3%	10 %	
FX	**2.8**		13.2			
Corporate						
Corp. Expense	**(52.6)**		(30.1)			Nalco and Purolite intangible amortization.
Special Gains/(Ch.)	**(77.0)**		(32.4)			2022: Primarily reflected Purolite acquisition costs, COVID-related charges, and charges related to our operations in Russia.
Total Corporate Exp.	**(129.6)**		(62.5)			
Consolidated Op. Inc.	**$254.5**	7.8%	$297.3	10.3%	-14 %	2022 acquisition adjusted fixed currency operating margins were 10.6% vs. 11.4%. The decrease reflects the accelerating structural pricing and robust volume growth, which were more than offset by substantially higher delivered product costs and unfavorable mix.

* Public rates of exchange, except where noted.
**See "Non-GAAP Financial Measures" section of this presentation for corresponding reconciliations.

ECOLAB

Please see Ecolab's news release dated April 26, 2022 for additional information, including discussion on the use of certain non-GAAP financial measures.

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Please see Ecolab’s news release dated April 26, 2022 for additional information, including discussion on the use of certain non - GAAP financial measures. .. 9 1Q 2022 Balance Sheet / Cash Flow EBITDA and Adjusted EBITDA are non - GAAP measures. EBITDA is defined as the sum of earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as the sum of EBITDA and the impacts of Purolite transaction and special (gains) and charges impacting EBITDA. The inputs to EBITDA reflect the trailing twelve months of activity for the period presented. See “Non - GAAP Financial Measures” section of this presentation corresponding reconciliations. * Summary Balance Sheet (millions, unaudited) 2022 2021 (millions, unaudited) 2022 2021 Cash and cash eq. $99.4 $1,189.5 Short-term debt $493.1 $24.3 Accounts receivable, net 2,508.2 2,272.0 Accounts payable 1,423.9 1,128.2 Inventories 1,589.9 1,347.0 Other current liabilities 1,714.3 1,699.7 Other current assets 407.0 341.5 Long-term debt 8,267.2 6,685.8 PP&E, net 3,285.7 3,078.7 Pension/Postretirement 874.5 1,207.8 Goodwill and intangibles 12,219.3 9,086.3 Other liabilities 1,189.1 1,142.2 Other assets 957.7 893.1 Total equity 7,105.1 6,320.1 Total assets $21,067.2 $18,208.1 Total liab. and equity $21,067.2 $18,208.1 Selected Cash Flow items (millions, unaudited) 2022 2021 (unaudited) 2022 2021 Cash from op. activities $170.1 $295.3 Total Debt/Total Capital 55.2% 51.5% Depreciation 155.2 150.7 Net Debt/Total Capital 54.9% 46.6% Amortization 79.5 64.5 Net Debt/EBITDA(*) 3.5 2.5 Capital expenditures 148.7 102.1 Net Debt/Adjusted EBITDA(*) 3.2 2.3 March 31 March 31 Three Months Ended Selected Balance Sheet measures March 31 March 31

Please see Ecolab’s news release dated April 26, 2022 for additional information, including discussion on the use of certain non - GAAP financial measures. .. 10 Non - GAAP Financial Measures (millions, except percent and per share) Net sales Reported GAAP net sales $3,266.7 $2,885.0 Effect of foreign currency translation (11.3) (76.7) Non-GAAP fixed currency sales 3,255.4 2,808.3 Effect of acquisitions and divestitures (142.5) (32.8) Non-GAAP acquisition adjusted fixed currency sales $3,112.9 $2,775.5 Cost of sales Reported GAAP cost of sales $2,073.4 $1,712.0 Special (gains) and charges 52.9 19.6 Non-GAAP adjusted cost of sales $2,020.5 $1,692.4 Gross margin Reported GAAP gross margin 36.5% 40.7 % Non-GAAP adjusted gross margin 38.1% 41.3 % Operating income Reported GAAP operating income $254.5 $297.3 Effect of foreign currency translation (2.8) (13.2) Non-GAAP fixed currency operating income 251.7 284.1 Special (gains) and charges 77.0 32.4 Non-GAAP adjusted fixed currency operating income 328.7 316.5 Effect of acquisitions and divestitures 2.5 0.0 Non-GAAP acquisition adjusted fixed currency operating income $331.2 $316.5 Operating income margin Reported GAAP operating income margin 7.8% 10.3 % Non-GAAP adjusted fixed currency operating income margin 10.1% 11.3 % Non-GAAP acquisition adjusted fixed currency operating income margin 10.6% 11.4% 2022 2021 First Quarter Ended March 31

Please see Ecolab’s news release dated April 26, 2022 for additional information, including discussion on the use of certain non - GAAP financial measures. .. 11 Non - GAAP Financial Measures (unaudited) (millions, except percent and per share) Net Income attributable to Ecolab Reported GAAP net income attributable to Ecolab $171.9 $193.6 Special (gains) and charges, after tax 63.6 24.2 Discrete tax net expense (benefit) 1.0 16.1 Non-GAAP adjusted net income attributable to Ecolab $236.5 $233.9 Diluted EPS attributable to Ecolab Reported GAAP diluted EPS $0.60 $0.67 Special (gains) and charges, after tax 0.22 0.08 Discrete tax net expense (benefit) - 0.06 Non-GAAP adjusted diluted EPS $0.82 $0.81 Provision for Income Taxes Reported GAAP tax rate 20.7% 25.2 % Special gains and charges (0.9) - Discrete tax items (0.3) (5.5) Non-GAAP adjusted tax rate 19.5% 19.7 % EBITDA (trailing twelve months ended) Net income including non-controlling interest $1,122.2 $885.0 Provision for income taxes 249.7 195.7 Interest expense, net 219.6 293.6 Depreciation 608.9 598.6 Amortization 253.7 230.6 EBITDA $2,454.1 $2,203.5 Special (gains) and charges impacting EBITDA 278.3 235.6 Adjusted EBITDA $2,732.4 $2,439.1 2022 2021 March 31 First Quarter Ended

Non-GAAP Financial Measures

(unaudited) (millions)	First Quarter Ended March 31					
	2022			2021		
	Fixed Currency	Impact of Acquisitions and Divestitures	Acquisition Adjusted	Fixed Currency	Impact of Acquisitions and Divestitures	Acquisition Adjusted
Net Sales						
Global Industrial	**$1,557.0**	**($5.9)**	**$1,551.1**	$1,384.9	-	$1,384.9
Global Institutional & Specialty	**1,005.1**	**-**	**1,005.1**	844.1	-	844.1
Global Healthcare & Life Sciences	**362.6**	**(101.9)**	**260.7**	281.1	-	281.1
Other	**296.0**	**-**	**296.0**	265.4	-	265.4
Corporate	**34.7**	**(34.7)**	**-**	32.8	(32.8)	-
Subtotal at fixed currency rates	**3,255.4**	**(142.5)**	**3,112.9**	2,808.3	(32.8)	2,775.5
Currency impact	**11.3**			76.7		
Consolidated reported GAAP net sales	**$3,266.7**			$2,885.0		
Operating Income (loss)						
Global Industrial	**$189.2**	**($0.8)**	**$188.4**	$209.8	-	$209.8
Global Institutional & Specialty	**110.8**	**-**	**110.8**	61.9	-	61.9
Global Healthcare & Life Sciences	**44.1**	**(19.6)**	**24.5**	42.6	-	42.6
Other	**37.2**	**-**	**37.2**	32.3	-	32.3
Corporate	**(52.6)**	**22.9**	**(29.7)**	(30.1)	-	(30.1)
Subtotal at fixed currency rates	**328.7**	**2.5**	**331.2**	316.5	-	316.5
Special (gains) and charges	**77.0**			32.4		
Reported OI at fixed currency rates	**251.7**			284.1		
Currency impact	**2.8**			13.2		
Consolidated reported GAAP operating income	**$254.5**			$297.3		

ECOLAB

Please see Ecolab's news release dated April 26, 2022 for additional information, including discussion on the use of certain non-GAAP financial measures.

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